Earnings per Share	12 Months Ended
Dec. 31, 2020
Earnings per Share
Earnings per Share
13.	Earnings per Share

Basic earnings per share (EPS) is calculated by dividing the loss for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.

Diluted EPS is calculated by dividing the loss attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The following table reflects the income and share data used in the basic and diluted EPS calculations:

	2020	2019
Loss attributed to equity shareholders (in € thousand)	(188,427)	(63,479)
Weighted average number of ordinary shares outstanding	67,992	59,231
Basic and diluted EPS (in €)	(2,771)	(1,072)

There have been no other transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of authorization of these consolidated financial statements, other than a new convertible loan convertible to equity of €1,850 thousand. The ordinary shares to be issued upon conversion of the mandatorily convertible loans taken in 2019 and 2020 are included in the basic earnings per share from the date of the respective loan agreements. Stock options were not included in the calculation of diluted EPS because the IPO event has not occured as at the reporting date. Therefore, the diluted earnings per share equals basic earnings per share.